                                                                      Exhibit 99

JOINT FILER INFORMATION

Joint Filer Name:                          August Capital Management III LLC
Address:                                   2480 Sand Hill Road, Suite 101
                                           Menlo Park, California 94025
Designated Filer:                          August Capital Management III, L.L.C.
Date of Event Requiring Statement:         November 9, 2005
Issuer Name and Ticker or Trading Symbol:  Business Objects S.A. (BOBJ)

Joint Filer Name:                          August Capital III LP
Address:                                   2480 Sand Hill Road, Suite 101
                                           Menlo Park, California 94025
Designated Filer:                          August Capital Management III, L.L.C.
Date of Event Requiring Statement:         November 9, 2005
Issuer Name and Ticker or Trading Symbol:  Business Objects S.A. (BOBJ)

Joint Filer Name:                          August Capital Strategic
                                           Partners III LP
Address:                                   2480 Sand Hill Road, Suite 101
                                           Menlo Park, California 94025
Designated Filer:                          August Capital Management III, L.L.C.
Date of Event Requiring Statement:         November 9, 2005
Issuer Name and Ticker or Trading Symbol:  Business Objects S.A. (BOBJ)

Joint Filer Name:                          August Capital III Founders Fund LP
Address:                                   2480 Sand Hill Road, Suite 101
                                           Menlo Park, California 94025
Designated Filer:                          August Capital Management III, L.L.C.
Date of Event Requiring Statement:         November 9, 2005
Issuer Name and Ticker or Trading Symbol:  Business Objects S.A. (BOBJ)

Joint Filer Name:                          Marquardt, David F.
Address:                                   2480 Sand Hill Road, Suite 101
                                           Menlo Park, California 94025
Designated Filer:                          August Capital Management III, L.L.C.
Date of Event Requiring Statement:         November 9, 2005
Issuer Name and Ticker or Trading Symbol:  Business Objects S.A. (BOBJ)

Joint Filer Name:                          Rappaport, Andrew S.
Address:                                   2480 Sand Hill Road, Suite 101
                                           Menlo Park, California 94025
Designated Filer:                          August Capital Management III, L.L.C.
Date of Event Requiring Statement:         November 9, 2005
Issuer Name and Ticker or Trading Symbol:  Business Objects S.A. (BOBJ)

Joint Filer Name:                          Johnston, John R.
Address:                                   2480 Sand Hill Road, Suite 101
                                           Menlo Park, California 94025
Designated Filer:                          August Capital Management III, L.L.C.
Date of Event Requiring Statement:         November 9, 2005
Issuer Name and Ticker or Trading Symbol:  Business Objects S.A. (BOBJ)